UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2022

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IDRA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Contemporary Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Idera Pharmaceuticals, Inc. (the “Company”) held on June 23, 2022 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “2022 Stock Plan Amendment”) to the Idera Pharmaceutical, Inc. 2013 Stock Incentive Plan (the “2013 Stock Plan”) for the sole purpose of increasing the number of shares reserved for issuance under the 2013 Stock Plan. Also at the Annual Meeting, the Company’s stockholders approved an amendment (the “2022 ESPP Amendment”) to the Idera Pharmaceuticals, Inc. 2017 Employee Stock Purchase Plan (the “2017 ESPP”) for the sole purpose of increasing the number of shares authorized for issuance under the 2017 ESPP. Both the 2022 Stock Plan Amendment and the 2022 ESPP Amendment previously had been approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board”) on April 15, 2022.

Descriptions of the material terms of each of the 2013 Stock Plan, as amended by the 2022 Stock Plan Amendment, and the 2017 ESPP, as amended by the 2022 ESPP Amendment, can be found in “Proposal 4 – Approval of Amendment to 2013 Stock Incentive Plan” and “Proposal 5 – Approval of Amendment to 2017 Employee Stock Purchase Plan,” respectively, in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2022 (the “2022 Proxy Statement”), which descriptions are incorporated herein by reference.

The foregoing descriptions and the descriptions incorporated by reference from the 2022 Proxy Statement are qualified in their entireties by reference to (i) the 2013 Stock Plan, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed on June 13, 2014, (ii) the 2022 Stock Plan Amendment, a copy of which is attached hereto as Exhibit 10.1, (iii) the 2017 ESPP, a copy of which is attached as Exhibit 10.2 to the Current Report on Form 8-K filed on June 9, 2017, and (iv) the 2022 ESPP Amendment, a copy of which is attached hereto as Exhibit 10.2, and each of which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted upon the following five proposals, each of which is described in more detail in the 2022 Proxy Statement. The final vote results for each proposal were as follows:

Proposal 1: Election of Directors

The stockholders elected each of the individuals set forth below to serve as Class III directors on the Board for a three-year term expiring at the Company’s 2025 annual meeting of stockholders:

	Shares For	Shares Withheld	Broker Non-Votes
Mark Goldberg, M.D.	14,923,142	2,265,194	9,714,893
Carol A. Schafer	16,673,520	514,816	9,714,893

Proposal 2: Approval, by Non-Binding Vote, of the Compensation of Named Executive Officers for 2021

The stockholders approved a non-binding resolution regarding the compensation of the Company’s named executive officers for 2021, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
16,518,494	578,085	91,757	9,714,893

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
26,347,622	260,455	91,757	0

Proposal 4: Approval of Amendment to 2013 Stock Incentive Plan

The 2022 Stock Plan Amendment to increase the number of shares reserved for issuance under the 2013 Stock Plan was approved by stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
16,202,765	969,014	16,557	9,714,893

Proposal 4: Approval of Amendment to 2017 Employee Stock Purchase Plan

The 2022 ESPP Amendment to increase the number of authorized shares reserved for issuance under the 2017 ESPP was approved by stockholders, with votes as follows:

Shares For	Shares Against	Shares Abstained	Broker Non-Votes
16,272,092	901,980	14,264	9,714,893

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit Number	Description
10.1	Amendment to the Idera Pharmaceuticals, Inc. 2013 Stock Incentive Plan

10.2	Amendment to the Idera Pharmaceuticals, Inc. 2017 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Bryant D. Lim
Bryant D. Lim
Senior V.P., General Counsel

Dated: June 24, 2022